Exhibit 99.2

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JULY 24, 2018:

The Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus is available at www.proxydocs.com/UCBA

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

			☐	☐	☐

	2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

	3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

IMPORTANT

The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛

0 ⬛

REVOCABLE PROXY

UNITED COMMUNITY BANCORP

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANCORP

The undersigned hereby appoints Jerry W. Hacker, James D. Humphrey and John L. Sutton, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of United Community Bancorp (the “Company”) which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on July 24, 2018, at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS MEETING TO BE HELD ON JULY 24, 2018:

The Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus

is available at www.proxydocs.com/UCBA

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

YOUR VOTE IS IMPORTANT
The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.
IMPORTANT
The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛

Dear ESOP Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Special Meeting of Stockholders of the Company on July 24, 2018. Also enclosed is a Notice and Joint Proxy Statement/Prospectus for the Company’s Special Meeting of Stockholders.

As a participant in the United Community Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account.

To direct the ESOP Trustee on how to vote the shares of common stock allocated to your account as of June 4, 2018, the record date for the Special Meeting, please complete and sign the appropriately marked voting instruction card for the ESOP and return it in the accompanying postage-paid envelope by July 17, 2018. Alternatively, you may also vote via the Internet or telephone as directed on the voting instruction card. The unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock allocated to their accounts, subject to the ESOP Trustee’s fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

Elmer G. McLaughlin
President and Chief Executive Officer

92 Walnut Street• Lawrenceburg, IN 47025• 812-537-4822• 1-800-474-7845

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK

EMPLOYEE STOCK OWNERSHIP PLAN

Please sign, date and mail

this voting instruction card

in the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

0 ⬛

VOTING INSTRUCTION CARD

UNITED COMMUNITY BANK EMPLOYEE STOCK OWNERSHIP PLAN

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock allocated to me under the United Community Bank Employee Stock Ownership Plan (the “ESOP”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on July 24, 2018 at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

Accordingly, the ESOP Trustee is hereby authorized to vote all shares allocated to me under the ESOP as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTIONS FOR ESOP

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on July 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.	☐	☐	☐
		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

Dear Restricted Stock Award Recipient:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., the Trustee for the United Community Bancorp 2006 Equity Incentive Plan (the “2006 Equity Plan”) and the United Community Bancorp 2014 Equity Incentive Plan (the “2014 Equity Plan”), on the proposals presented at the Special Meeting of Stockholders of the Company on July 24, 2018. Also enclosed is a Notice and Joint Proxy Statement/Prospectus for the Company’s Special Meeting of Stockholders.

As a participant in the 2006 Equity Plan and/or the 2014 Equity Plan, you are entitled to vote all unvested shares of Company common stock awarded to you under the 2006 Equity Plan and/or the 2014 Equity Plan as of the June 4, 2018 record date for the Special Meeting. To direct the voting of your unvested shares of Company common stock held in the 2006 Equity Plan and/or the 2014 Equity Plan, please complete and sign the appropriately marked voting instruction card and return it in the accompanying postage-paid envelope by July 17, 2018. Alternatively, you may vote via the Internet or telephone as directed on the voting instruction card. If you do not direct the Trustee how to vote your unvested shares of Company common stock, the Company will direct the trustee how to vote the shares.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

Elmer G. McLaughlin
President and Chief Executive Officer

92 Walnut Street• Lawrenceburg, IN 47025• 812-537-4822• 1-800-474-7845

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK

2006 EQUITY INCENTIVE PLAN

Please sign, date and mail

this voting instruction card

in the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

0 ⬛

VOTING INSTRUCTION CARD

UNITED COMMUNITY BANCORP 2006 EQUITY INCENTIVE PLAN

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

I understand that First Bankers Trust Services, Inc. (the “Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) of the unvested shares of common stock awarded to me as a participant under the United Community Bancorp 2006 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on July 24, 2018 at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

Accordingly, you are to vote my shares as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTIONS FOR 2006 EQUITY INCENTIVE PLAN

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on July 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.	☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

YOUR VOTE IS IMPORTANT
The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK

2014 EQUITY INCENTIVE PLAN

Please sign, date and mail

this voting instruction card

in the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

0 ⬛

VOTING INSTRUCTION CARD

UNITED COMMUNITY BANCORP 2014 EQUITY INCENTIVE PLAN

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

I understand that First Bankers Trust Services, Inc. (the “Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) of the unvested shares of common stock awarded to me as a participant under the United Community Bancorp 2014 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on July 24, 2018 at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

Accordingly, you are to vote my shares as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTIONS FOR 2014 EQUITY INCENTIVE PLAN

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone.Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on July 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.	☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐
		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

YOUR VOTE IS IMPORTANT
The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to Matrix Trust Company, the trustee for the United Community Bancorp Stock Fund (the “Employer Stock Fund”) in the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), on the proposals presented at the Special Meeting of Stockholders of the Company on July 24, 2018. Also enclosed is a Notice and Joint Proxy Statement/Prospectus for the Company’s Special Meeting of Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of shares of Company common stock credited to your account as of June 4, 2018, the record date for the Special Meeting of Stockholders. Shares for which no timely direction is provided will be voted by the Company.

To direct the voting of your shares of Company common stock held in the Employer Stock Fund, please complete and sign the appropriately marked voting instruction card and return it in the accompanying postage-paid envelope by July 17, 2018. Alternatively, you may vote via the Internet or telephone as directed on the voting instruction card.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

Elmer G. McLaughlin
President and Chief Executive Officer

92 Walnut Street• Lawrenceburg, IN 47025• 812-537-4822• 1-800-474-7845

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK

401(k) PROFIT SHARING PLAN

Please sign, date and mail

this voting instruction card

in the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

0 ⬛

VOTING INSTRUCTION CARD

UNITED COMMUNITY BANK 401(K) PROFIT SHARING PLAN

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

I understand that Matrix Trust Company (the “Employer Stock Fund Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock credited to my account under the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on July 24, 2018 at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to me under the 401(k) Plan as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

401(k) PROFIT SHARING PLAN

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on July 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT
The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛